UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2009
HEARTWARE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)

000-52595	26-3636023

(Commission File Number)	(I.R.S. Employer Identification Number)
205 Newbury Street
Framingham, MA 01701
(Address of principal executive offices including zip code)
(508) 739-0950
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01 Other Events
On March 26, 2009, HeartWare International, Inc., a Delaware corporation (“HeartWare”) and Thoratec Corporation, a California corporation (“Thoratec”), each received a Request for Additional Information, or a “second request,” from the United States Federal Trade Commission (“FTC”) in connection with the FTC’s review of Thoratec’s proposed acquisition of HeartWare under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”). The effect of the second request is to extend the waiting period imposed by the HSR Act until thirty days after HeartWare and Thoratec have substantially complied with the second request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. The companies are gathering information to respond promptly to the second request and are cooperating fully with the FTC in connection with its review.
A copy of the press release is furnished as Exhibit 99.1.
Additional Information about the Acquisition and Where to Find it
In connection with the proposed acquisition, Thoratec will file a Registration Statement on Form S-4 that will include a proxy statement of HeartWare that also constitutes a prospectus of Thoratec. Investors are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the Securities and Exchange Commission (the “SEC”) because they will contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by HeartWare and Thoratec with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents may also be obtained for free by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 61 2 9238 2064 or on the Investor Relations page of Thoratec’s web site at www.thoratec.com or by telephone at (925) 847-8600.
HeartWare, Thoratec and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed acquisition. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s proxy statement for its 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 8, 2008 and the Annual Report on Form 10-K for the fiscal year ended December 31, 2008 filed with the SEC on February 26, 2009. This document is available free of charge at the SEC’s web site at www.sec.gov or by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 61 2 9238 2064. Information concerning Thoratec’s directors and executive officers is set forth in Thoratec’s proxy statement for its 2008 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Thoratec’s Investors page on its corporate web site at www.thoratec.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed acquisition, and a description of their direct and indirect interests in the proposed acquisition, which may differ from the interests of HeartWare stockholders or Thoratec shareholders generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.
Forward-Looking Statements
This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements can be identified by the words, “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans” and other similar words. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on HeartWare’s current expectations, estimates, forecasts and projections. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of HeartWare’s stockholders to approve the proposed acquisition; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of HeartWare and Thoratec generally, including those set forth in the filings of HeartWare and Thoratec with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. HeartWare undertakes no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits
          (d) Exhibits
99.1	Press Release, dated March 26, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of March 26, 2009

HEARTWARE INTERNATIONAL, INC.
By:	/s/ David McIntyre
	Name:	David McIntyre
	Title:	Chief Financial Officer & Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 26, 2009.